MML SERIES INVESTMENT FUND

MML PIMCO Total Return Fund

Supplement dated September 30, 2014 to the

Prospectus dated May 1, 2014 and the

Summary Prospectus dated May 1, 2014

This supplement provides new and additional information beyond that contained in the Prospectus and the Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and the Summary Prospectus, and any previous supplements.

The following information replaces the information for William H. Gross found under the heading Portfolio Manager in the section titled Management (page 85 in the Prospectus):

Portfolio Managers:

Scott A. Mather is a Managing Director and Chief Investment Officer (U.S. Core Strategies) at PIMCO. He has managed the Fund since September 2014.

Mark R. Kiesel is a Managing Director and Chief Investment Officer (Global Credit) at PIMCO. He has managed the Fund since September 2014.

Mihir P. Worah is a Managing Director and Chief Investment Officer (Real Return and Asset Allocation) at PIMCO. He has managed the Fund since September 2014.

The following information replaces the information for William H. Gross for Pacific Investment Management Company LLC (“PIMCO”) found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 114 of the Prospectus:

Scott A. Mather

is a portfolio manager of the MML PIMCO Total Return Fund. Mr. Mather is Chief Investment Officer (U.S. Core Strategies), a member of the Investment Committee, and a managing director in the Newport Beach office. Previously, he was head of global portfolio management, led portfolio management in Europe, managed euro and pan-European portfolios, and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO’s mortgage-and asset-backed securities team. Prior to joining PIMCO in 1998, Mr. Mather was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. Mr. Mather has 20 years of investment experience.

Mark R. Kiesel

is a portfolio manager of the MML PIMCO Total Return Fund. Mr. Kiesel is Chief Investment Officer (Global Credit), a member of the Investment Committee, and a managing director in the Newport Beach office. His responsibilities include oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founding the firm’s Global Credit Perspectives publication, and regularly appears in the financial media. Mr. Kiesel joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. Mr. Kiesel has 22 years of investment experience.

Mihir P. Worah

is a portfolio manager of the MML PIMCO Total Return Fund. Mr. Worah is Chief Investment Officer (Real Return and Asset Allocation), a member of the Investment Committee, and a managing director in the Newport Beach office. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012, Mr. Worah co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. Mr. Mather has 12 years of investment experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-14-12

PTR-14-01

MML SERIES INVESTMENT FUND

Supplement dated September 30, 2014 to the

Statement of Additional Information dated May 1, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The following information replaces the information for Pacific Investment Management Company LLC (“PIMCO”) found on page B-182 in the section titled Appendix C – Additional Portfolio Manager Information:

The portfolio managers of MML PIMCO Total Return are Scott A. Mather, Mark R. Kiesel, and Mihir P. Worah.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Scott A. Mather
Registered investment companies**	38	$318,274.59 million	0	$0
Other pooled investment vehicles	50	$41,649.34 million	3	$1,096.67 million
Other accounts***	83	$34,257.78 million	13	$6,249.97 million

Mark R. Kiesel
Registered investment companies**	35	$328,577.06 million	0	$0
Other pooled investment vehicles	51	$65,710.81 million	8	$6,168.72 million
Other accounts***	141	$72,777.78 million	14	$4,739.97 million

Mihir P. Worah
Registered investment companies**	56	$339,773.43 million	0	$0
Other pooled investment vehicles	35	$30,594.20 million	1	$ 161.00 million
Other Accounts***	55	$31,888.57 million	7	$1,517.91 million

*	The information provided is as of September 26, 2014.
**	Does not include MML PIMCO Total Return.
***	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Ownership of Securities:

As of September 26, 2014, the portfolio managers did not own any shares of MML PIMCO Total Return.

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SAI L7352-14-06